Fourth Quarter 2023
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022
Selected Statement of Income Data
Total interest income	$174,835	$173,912	$170,183	$159,480	$147,598
Total interest expense	73,747	72,986	68,640	55,820	37,100
Net interest income	101,088	100,926	101,543	103,660	110,498
Total noninterest income	15,339	8,042	23,813	23,349	17,469
Total noninterest expense	80,200	82,997	81,292	80,440	80,230
Earnings before income taxes and provisions for credit losses	36,227	25,971	44,064	46,569	47,737
Provisions for (reversals of) credit losses	305	2,821	(1,078)	491	(456)
Income tax expense	6,545	3,975	9,835	9,697	10,042
Net income applicable to noncontrolling interest	8	—	8	—	8
Net income applicable to FB Financial Corporation	$29,369	$19,175	$35,299	$36,381	$38,143
Net interest income (tax-equivalent basis)	$101,924	$101,762	$102,383	$104,493	$111,279
Adjusted net income*	$36,152	$33,148	$35,993	$35,739	$40,213
Adjusted pre-tax, pre-provision earnings*	$45,390	$44,869	$44,992	$45,701	$50,526
Per Common Share
Diluted net income	$0.63	$0.41	$0.75	$0.78	$0.81
Adjusted diluted net income*	0.77	0.71	0.77	0.76	0.85
Book value	31.05	29.31	29.64	29.29	28.36
Tangible book value*	25.69	23.93	24.23	23.86	22.90
Weighted average number of shares outstanding - fully diluted	46,916,939	46,856,422	46,814,854	46,765,154	47,036,742
Period-end number of shares	46,848,934	46,839,159	46,798,751	46,762,626	46,737,912
Selected Balance Sheet Data
Cash and cash equivalents	$810,932	$848,318	$1,160,354	$1,319,951	$1,027,052
Loans HFI	9,408,783	9,287,225	9,326,024	9,365,996	9,298,212
Allowance for credit losses on loans HFI	(150,326)	(146,134)	(140,664)	(138,809)	(134,192)
Allowance for credit losses on unfunded commitments	(8,770)	(11,600)	(14,810)	(18,463)	(22,969)
Mortgage loans held for sale	67,847	94,598	89,864	73,005	108,961
Commercial loans held for sale, at fair value	—	9,260	9,267	9,510	30,490
Investment securities, at fair value	1,471,973	1,351,153	1,422,391	1,474,064	1,474,176
Total assets	12,604,403	12,489,631	12,887,395	13,101,147	12,847,756
Interest-bearing deposits (non-brokered)	8,179,430	8,105,713	8,233,082	8,693,515	8,178,453
Brokered deposits	150,475	174,920	238,885	251	750
Noninterest-bearing deposits	2,218,382	2,358,435	2,400,288	2,489,149	2,676,631
Total deposits	10,548,287	10,639,068	10,872,255	11,182,915	10,855,834
Borrowings	390,964	226,689	390,354	312,131	415,677
Total common shareholders' equity	1,454,794	1,372,901	1,386,951	1,369,696	1,325,425
Selected Ratios
Return on average:
Assets	0.94%	0.61%	1.10%	1.15%	1.22%
Shareholders' equity	8.41%	5.46%	10.3%	11.0%	11.7%
Tangible common equity*	10.3%	6.67%	12.6%	13.6%	14.6%
Net interest margin (NIM) (tax-equivalent basis)	3.46%	3.42%	3.40%	3.51%	3.78%
Efficiency ratio	68.9%	76.2%	64.8%	63.3%	62.7%
Core efficiency ratio (tax-equivalent basis)*	61.7%	63.1%	63.5%	63.3%	61.0%
Loans HFI to deposit ratio	89.2%	87.3%	85.8%	83.8%	85.7%
Noninterest-bearing deposits to total deposits	21.0%	22.2%	22.1%	22.3%	24.7%
Yield on interest-earning assets	5.96%	5.87%	5.67%	5.38%	5.04%
Cost of interest-bearing liabilities	3.47%	3.41%	3.14%	2.61%	1.84%
Cost of total deposits	2.65%	2.58%	2.38%	1.94%	1.20%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.60%	1.57%	1.51%	1.48%	1.44%
Net (recoveries) charge-offs as a percentage of average loans HFI	(0.04)%	0.02%	0.03%	0.02%	0.02%
Nonperforming loans HFI as a percentage of loans HFI	0.65%	0.59%	0.47%	0.49%	0.49%
Nonperforming assets as a percentage of total assets	0.69%	0.71%	0.59%	0.61%	0.68%
Preliminary Capital Ratios (consolidated)
Total common shareholders' equity to assets	11.5%	11.0%	10.8%	10.5%	10.3%
Tangible common equity to tangible assets*	9.74%	9.16%	8.98%	8.68%	8.50%
Tier 1 risk-based capital	12.5%	12.1%	11.9%	11.6%	11.3%
Common equity Tier 1	12.2%	11.8%	11.7%	11.3%	11.0%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Dec 2023	Dec 2023
						vs.	vs.
	Three Months Ended					Sep 2023	Dec 2022
	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$155,737	$153,882	$149,220	$140,356	$133,180	1.21%	16.9%
Interest on securities
Taxable	7,808	6,399	6,480	6,570	6,707	22.0%	16.4%
Tax-exempt	1,746	1,795	1,808	1,804	1,806	(2.73)%	(3.32)%
Other	9,544	11,836	12,675	10,750	5,905	(19.4)%	61.6%
Total interest income	174,835	173,912	170,183	159,480	147,598	0.53%	18.5%
Interest expense:
Deposits	70,873	69,826	65,257	52,863	31,456	1.50%	125.3%
Borrowings	2,874	3,160	3,383	2,957	5,644	(9.05)%	(49.1)%
Total interest expense	73,747	72,986	68,640	55,820	37,100	1.04%	98.8%
Net interest income	101,088	100,926	101,543	103,660	110,498	0.16%	(8.52)%
Provision for credit losses on loans HFI	3,135	6,031	2,575	4,997	152	(48.0)%	NM
Reversal of credit losses on unfunded commitments	(2,830)	(3,210)	(3,653)	(4,506)	(608)	(11.8)%	365.5%
Net interest income after provisions for credit losses	100,783	98,105	102,621	103,169	110,954	2.73%	(9.17)%
Noninterest income:
Mortgage banking income	8,376	11,998	12,232	12,086	9,106	(30.2)%	(8.02)%
Service charges on deposit accounts	2,957	2,959	3,185	3,053	3,019	(0.07)%	(2.05)%
Investment services and trust income	3,093	3,072	2,777	2,378	2,232	0.68%	38.6%
ATM and interchange fees	2,618	2,639	2,629	2,396	2,546	(0.80)%	2.83%
Gain (loss) from securities, net	183	(14,197)	(28)	69	25	(101.3)%	632.0%
(Loss) gain on sales or write-downs of other real estate owned and other assets	(492)	115	533	(183)	(252)	(527.8)%	95.2%
Other income	(1,396)	1,456	2,485	3,550	793	(195.9)%	(276.0)%
Total noninterest income	15,339	8,042	23,813	23,349	17,469	90.7%	(12.2)%
Total revenue	116,427	108,968	125,356	127,009	127,967	6.85%	(9.02)%
Noninterest expenses:
Salaries, commissions and employee benefits	48,142	54,491	52,020	48,788	45,839	(11.7)%	5.02%
Occupancy and equipment expense	9,530	6,428	6,281	5,909	6,295	48.3%	51.4%
Legal and professional fees	1,823	1,760	2,199	3,108	4,857	3.58%	(62.5)%
Data processing	2,434	2,338	2,345	2,113	2,096	4.11%	16.1%
Advertising	2,009	2,124	2,001	2,133	3,094	(5.41)%	(35.1)%
Amortization of core deposits and other intangibles	840	889	940	990	1,039	(5.51)%	(19.2)%
Other expense	15,422	14,967	15,506	17,399	17,010	3.04%	(9.34)%
Total noninterest expense	80,200	82,997	81,292	80,440	80,230	(3.37)%	(0.04)%
Income before income taxes	35,922	23,150	45,142	46,078	48,193	55.2%	(25.5)%
Income tax expense	6,545	3,975	9,835	9,697	10,042	64.7%	(34.8)%
Net income applicable to FB Financial Corporation and noncontrolling interest	29,377	19,175	35,307	36,381	38,151	53.2%	(23.0)%
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$29,369	$19,175	$35,299	$36,381	$38,143	53.2%	(23.0)%
Weighted average common shares outstanding:
Basic	46,845,055	46,818,612	46,779,388	46,679,618	46,909,389	0.06%	(0.14)%
Fully diluted	46,916,939	46,856,422	46,814,854	46,765,154	47,036,742	0.13%	(0.25)%
Earnings per common share:
Basic	$0.63	$0.41	$0.75	$0.78	$0.81	53.7%	(22.2)%
Fully diluted	0.63	0.41	0.75	0.78	0.81	53.7%	(22.2)%
Fully diluted - adjusted*	0.77	0.71	0.77	0.76	0.85	8.45%	(9.41)%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)

			Dec 2023
			vs.
	For the Year Ended		Dec 2022
	Dec 2023	Dec 2022	Percent variance
Interest income:
Interest and fees on loans	$599,195	$436,363	37.3%
Interest on securities
Taxable	27,257	25,469	7.02%
Tax-exempt	7,153	7,332	(2.44)%
Other	44,805	12,258	265.5%
Total interest income	678,410	481,422	40.9%
Interest expense:
Deposits	258,819	56,642	356.9%
Borrowings	12,374	12,545	(1.36)%
Total interest expense	271,193	69,187	292.0%
Net interest income	407,217	412,235	(1.22)%
Provision for credit losses on loans HFI	16,738	10,393	61.1%
(Reversal of) provision for credit losses on unfunded commitments	(14,199)	8,589	(265.3)%
Net interest income after provisions for credit losses	404,678	393,253	2.91%
Noninterest income:
Mortgage banking income	44,692	73,580	(39.3)%
Service charges on deposit accounts	12,154	12,049	0.87%
Investment services and trust income	11,320	8,866	27.7%
ATM and interchange fees	10,282	15,600	(34.1)%
Loss from securities, net	(13,973)	(376)	NM
Loss on sales or write-downs of other real estate owned and other assets	(27)	(265)	(89.8)%
Other income	6,095	5,213	16.9%
Total noninterest income	70,543	114,667	(38.5)%
Total revenue	477,760	526,902	(9.33)%
Noninterest expenses:
Salaries, commissions and employee benefits	203,441	211,491	(3.81)%
Occupancy and equipment expense	28,148	23,562	19.5%
Legal and professional fees	8,890	15,028	(40.8)%
Data processing	9,230	9,315	(0.91)%
Advertising	8,267	11,208	(26.2)%
Amortization of core deposit and other intangibles	3,659	4,585	(20.2)%
Mortgage restructuring expense	—	12,458	(100.0)%
Other expense	63,294	60,699	4.28%
Total noninterest expense	324,929	348,346	(6.72)%
Income before income taxes	150,292	159,574	(5.82)%
Income tax expense	30,052	35,003	(14.1)%
Net income applicable to noncontrolling interest and FB Financial Corporation	120,240	124,571	(3.48)%
Net income applicable to noncontrolling interests	16	16	—%
Net income applicable to FB Financial Corporation	$120,224	$124,555	(3.48)%
Weighted average common shares outstanding:
Basic	46,781,214	47,113,470	(0.71)%
Fully diluted	46,822,792	47,239,791	(0.88)%
Earnings per common share:
Basic	$2.57	$2.64	(2.65)%
Fully diluted	2.57	2.64	(2.65)%
Fully diluted - adjusted*	3.01	2.92	3.08%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Dec 2023	Dec 2023
						vs.	vs.
	As of					Sep 2023	Dec 2022
	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Percent variance	Percent variance
ASSETS
Cash and due from banks	$146,542	$188,317	$147,646	$133,874	$259,872	(88.0)%	(43.6)%
Federal funds sold and reverse repurchase agreements	83,324	129,885	48,346	63,994	210,536	(142.2)%	(60.4)%
Interest-bearing deposits in financial institutions	581,066	530,116	964,362	1,122,083	556,644	38.1%	4.39%
Cash and cash equivalents	810,932	848,318	1,160,354	1,319,951	1,027,052	(17.5)%	(21.0)%
Investments:
Available-for-sale debt securities, at fair value	1,471,973	1,348,219	1,419,360	1,471,005	1,471,186	36.4%	0.05%
Equity securities, at fair value	—	2,934	3,031	3,059	2,990	(100.0)%	(100.00)%
Federal Home Loan Bank stock, at cost	34,190	34,809	40,266	43,369	58,641	(7.06)%	(41.7)%
Mortgage loans held for sale	67,847	94,598	89,864	73,005	108,961	(112.2)%	(37.7)%
Commercial loans held for sale, at fair value	—	9,260	9,267	9,510	30,490	(100.0)%	(100.0)%
Loans held for investment	9,408,783	9,287,225	9,326,024	9,365,996	9,298,212	5.19%	1.19%
Less: allowance for credit losses on loans HFI	150,326	146,134	140,664	138,809	134,192	11.4%	12.0%
Net loans held for investment	9,258,457	9,141,091	9,185,360	9,227,187	9,164,020	5.09%	1.03%
Premises and equipment, net	155,731	156,081	154,526	153,397	146,316	(0.89)%	6.43%
Other real estate owned, net	3,192	1,504	1,974	4,085	5,794	445.3%	(44.9)%
Operating lease right-of-use assets	54,295	56,240	56,560	57,054	60,043	(13.7)%	(9.57)%
Interest receivable	52,715	49,205	44,973	44,737	45,684	28.3%	15.4%
Mortgage servicing rights, at fair value	164,249	172,710	166,433	164,879	168,365	(19.4)%	(2.44)%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	8,709	9,549	10,438	11,378	12,368	(34.9)%	(29.6)%
Bank-owned life insurance	76,143	75,739	75,341	74,963	75,329	2.12%	1.08%
Other assets	203,409	246,813	227,087	201,007	227,956	(69.8)%	(10.8)%
Total assets	$12,604,403	$12,489,631	$12,887,395	$13,101,147	$12,847,756	3.65%	(1.89)%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,218,382	$2,358,435	$2,400,288	$2,489,149	$2,676,631	(23.6)%	(17.1)%
Interest-bearing checking	2,504,421	2,554,641	2,879,336	3,292,883	3,059,984	(7.80)%	(18.2)%
Money market and savings	4,204,851	4,119,357	3,971,975	3,904,013	3,697,245	8.23%	13.7%
Customer time deposits	1,469,811	1,431,119	1,381,176	1,496,024	1,420,131	10.7%	3.50%
Brokered and internet time deposits	150,822	175,516	239,480	846	1,843	(55.8)%	NM
Total deposits	10,548,287	10,639,068	10,872,255	11,182,915	10,855,834	(3.39)%	(2.83)%
Borrowings	390,964	226,689	390,354	312,131	415,677	287.5%	(5.95)%
Operating lease liabilities	67,643	67,542	67,304	67,345	69,754	0.59%	(3.03)%
Accrued expenses and other liabilities	142,622	183,338	170,438	168,967	180,973	(88.1)%	(21.2)%
Total liabilities	11,149,516	11,116,637	11,500,351	11,731,358	11,522,238	1.17%	(3.23)%
Shareholders' equity:
Common stock, $1 par value	46,849	46,839	46,799	46,763	46,738	0.08%	0.24%
Additional paid-in capital	864,258	862,340	859,516	856,628	861,588	0.88%	0.31%
Retained earnings	678,412	656,120	644,043	615,871	586,532	13.5%	15.7%
Accumulated other comprehensive loss, net	(134,725)	(192,398)	(163,407)	(149,566)	(169,433)	(118.9)%	(20.5)%
Total common shareholders' equity	1,454,794	1,372,901	1,386,951	1,369,696	1,325,425	23.7%	9.76%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,454,887	1,372,994	1,387,044	1,369,789	1,325,518	23.7%	9.76%
Total liabilities and shareholders' equity	$12,604,403	$12,489,631	$12,887,395	$13,101,147	$12,847,756	3.65%	(1.89)%

NM- Not meaningful

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2023			September 30, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,330,176	$155,081	6.59%	$9,280,530	$153,038	6.54%
Mortgage loans held for sale	47,293	877	7.36%	60,291	1,047	6.89%
Commercial loans held for sale	7,281	—	—%	9,259	—	—%
Securities:
Taxable	1,361,987	7,808	2.27%	1,344,052	6,399	1.89%
Tax-exempt(b)	283,395	2,361	3.31%	291,863	2,428	3.30%
Total securities(b)	1,645,382	10,169	2.45%	1,635,915	8,827	2.14%
Federal funds sold and reverse repurchase agreements	107,276	1,518	5.61%	95,326	1,375	5.72%
Interest-bearing deposits with other financial institutions	525,763	7,195	5.43%	696,600	9,620	5.48%
FHLB stock	34,556	831	9.54%	36,624	841	9.11%
Total interest-earning assets(b)	11,697,727	175,671	5.96%	11,814,545	174,748	5.87%
Noninterest-earning assets:
Cash and due from banks	127,715			128,780
Allowance for credit losses on loans HFI	(147,035)			(140,033)
Other assets(c)(d)	756,168			753,866
Total noninterest-earning assets	736,848			742,613
Total assets	$12,434,575			$12,557,158
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,500,139	$18,444	2.93%	$2,668,970	$20,506	3.05%
Money market	3,761,500	36,740	3.88%	3,661,262	34,902	3.78%
Savings deposits	388,296	67	0.07%	410,403	65	0.06%
Customer time deposits	1,447,094	13,463	3.69%	1,400,290	11,909	3.37%
Brokered and internet time deposits	162,317	2,159	5.28%	182,652	2,444	5.31%
Time deposits	1,609,411	15,622	3.85%	1,582,942	14,353	3.60%
Total interest-bearing deposits	8,259,346	70,873	3.40%	8,323,577	69,826	3.33%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	31,673	177	2.22%	30,520	349	4.54%
Federal Home Loan Bank advances	—	—	—%	13,859	204	5.84%
Subordinated debt	128,621	2,604	8.03%	127,605	2,600	8.08%
Other borrowings	8,407	93	4.39%	1,365	7	2.03%
Total other interest-bearing liabilities	168,701	2,874	6.76%	173,349	3,160	7.23%
Total interest-bearing liabilities	8,428,047	73,747	3.47%	8,496,926	72,986	3.41%
Noninterest-bearing liabilities:
Demand deposits	2,341,627			2,410,280
Other liabilities(d)	279,435			256,606
Total noninterest-bearing liabilities	2,621,062			2,666,886
Total liabilities	11,049,109			11,163,812
Total common shareholders' equity	1,385,373			1,393,253
Noncontrolling interest	93			93
Total equity	1,385,466			1,393,346
Total liabilities and shareholders' equity	$12,434,575			$12,557,158
Net interest income(b)		$101,924			$101,762
Interest rate spread(b)			2.49%			2.46%
Net interest margin(b)(e)			3.46%			3.42%
Cost of total deposits			2.65%			2.58%
Average interest-earning assets to average interest-bearing liabilities			138.8%			139.0%
Tax-equivalent adjustment		$836			$836
Loans HFI yield components:
Contractual interest rate(b)		$151,193	6.43%		$147,806	6.32%
Origination and other loan fee income		3,322	0.14%		4,345	0.19%
Accretion on purchased loans		77	—%		312	0.01%
Nonaccrual interest		489	0.02%		575	0.02%
Total loans HFI yield		$155,081	6.59%		$153,038	6.54%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $258,265 and $232,613 for the three months ended December 31, 2023 and September 30, 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $21,072 and $19,080 for the three months ended December 31, 2023 and September 30, 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	June 30, 2023			March 31, 2023			December 31, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,387,284	$148,415	6.34%	$9,346,708	$139,467	6.05%	$9,250,859	$132,171	5.67%
Mortgage loans held for sale	63,407	1,005	6.36%	56,204	927	6.69%	56,180	843	5.95%
Commercial loans held for sale	9,377	3	0.13%	16,608	159	3.88%	33,640	311	3.67%
Securities:
Taxable	1,374,308	6,480	1.89%	1,402,535	6,570	1.90%	1,431,776	6,707	1.86%
Tax-exempt(b)	293,739	2,445	3.34%	294,652	2,440	3.36%	295,698	2,442	3.28%
Total securities(b)	1,668,047	8,925	2.15%	1,697,187	9,010	2.15%	1,727,474	9,149	2.10%
Federal funds sold and reverse repurchase agreements	61,799	1,050	6.81%	188,013	1,855	4.00%	200,062	1,924	3.82%
Interest-bearing deposits with other financial institutions	857,862	10,829	5.06%	728,576	8,008	4.46%	364,543	3,236	3.52%
FHLB stock	42,133	796	7.58%	47,094	887	7.64%	58,623	745	5.04%
Total interest-earning assets(b)	12,089,909	171,023	5.67%	12,080,390	160,313	5.38%	11,691,381	148,379	5.04%
Noninterest-earning assets:
Cash and due from banks	118,872			154,270			136,334
Allowance for credit losses on loans HFI	(138,983)			(134,803)			(135,998)
Other assets(c)(d)	756,651			761,757			754,310
Total noninterest-earning assets	736,540			781,224			754,646
Total assets	$12,826,449			$12,861,614			$12,446,027
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,127,219	$23,751	3.05%	$3,165,058	$19,060	2.44%	$2,702,960	$10,284	1.51%
Money market	3,516,901	30,053	3.43%	3,369,953	24,510	2.95%	2,976,759	15,196	2.03%
Savings deposits	433,530	63	0.06%	458,023	64	0.06%	488,243	66	0.05%
Customer time deposits	1,426,320	10,658	3.00%	1,472,221	9,221	2.54%	1,310,505	5,902	1.79%
Brokered and internet time deposits	56,455	732	5.20%	1,607	8	2.02%	1,980	8	1.60%
Time deposits	1,482,775	11,390	3.08%	1,473,828	9,229	2.54%	1,312,485	5,910	1.79%
Total interest-bearing deposits	8,560,425	65,257	3.06%	8,466,862	52,863	2.53%	7,480,447	31,456	1.67%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	30,050	97	1.29%	27,139	46	0.69%	27,140	28	0.41%
Federal Home Loan Bank advances	61,264	784	5.13%	41,389	499	4.89%	349,859	3,428	3.89%
Subordinated debt	127,129	2,496	7.88%	126,161	2,402	7.72%	126,054	2,182	6.87%
Other borrowings	1,385	6	1.74%	1,688	10	2.40%	1,434	6	1.66%
Total other interest-bearing liabilities	219,828	3,383	6.17%	196,377	2,957	6.11%	504,487	5,644	4.44%
Total interest-bearing liabilities	8,780,253	68,640	3.14%	8,663,239	55,820	2.61%	7,984,934	37,100	1.84%
Noninterest-bearing liabilities:
Demand deposits	2,430,476			2,588,756			2,886,297
Other liabilities(d)	238,809			266,299			279,945
Total noninterest-bearing liabilities	2,669,285			2,855,055			3,166,242
Total liabilities	11,449,538			11,518,294			11,151,176
Total common shareholders' equity	1,376,818			1,343,227			1,294,758
Noncontrolling interest	93			93			93
Total equity	1,376,911			1,343,320			1,294,851
Total liabilities and shareholders' equity	$12,826,449			$12,861,614			$12,446,027
Net interest income(b)		$102,383			$104,493			$111,279
Interest rate spread(b)			2.53%			2.77%			3.20%
Net interest margin(b)(e)			3.40%			3.51%			3.78%
Cost of total deposits			2.38%			1.94%			1.20%
Average interest-earning assets to average interest-bearing liabilities			137.7%			139.4%			146.4%
Tax-equivalent adjustment		$840			$833			$781
Loans HFI yield components:
Contractual interest rate(b)		$144,322	6.16%		$135,872	5.90%		$126,955	5.45%
Origination and other loan fee income		3,907	0.17%		3,101	0.13%		4,244	0.18%
(Amortization) accretion on purchased loans		(14)	—%		319	0.01%		319	0.01%
Nonaccrual interest		200	0.01%		175	0.01%		653	0.03%
Total loans HFI yield		$148,415	6.34%		$139,467	6.05%		$132,171	5.67%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $212,016, $222,843 and $254,646 for the three months ended June 30, 2023, March 31, 2023 and
December 31, 2022, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $19,956, $23,180 and      $26,706 for the three months ended June 30, 2023. March 31, 2023 and December 31, 2022, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	For the Year Ended
	December 31, 2023			December 31, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,335,977	$596,001	6.38%	$8,541,650	$425,814	4.99%
Mortgage loans held for sale	56,815	3,856	6.79%	215,952	8,385	3.88%
Commercial loans held for sale	10,602	162	1.53%	51,075	2,627	5.14%
Securities:
Taxable	1,370,514	27,257	1.99%	1,439,745	25,469	1.77%
Tax-exempt(b)	290,884	9,674	3.33%	305,212	9,916	3.25%
Total securities(b)	1,661,398	36,931	2.22%	1,744,957	35,385	2.03%
Federal funds sold and reverse repurchase agreements	112,833	5,798	5.14%	197,235	3,414	1.73%
Interest-bearing deposits with other financial institutions	701,629	35,652	5.08%	843,779	7,275	0.86%
FHLB stock	40,058	3,355	8.38%	43,969	1,569	3.57%
Total interest-earning assets(b)	11,919,312	681,755	5.72%	11,638,617	484,469	4.16%
Noninterest-earning assets:
Cash and due from banks	132,327			107,814
Allowance for credit losses on loans HFI	(140,246)			(127,499)
Other assets(c)(d)	757,441			758,918
Total noninterest-earning assets	749,522			739,233
Total assets	$12,668,834			$12,377,850
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,863,053	$81,761	2.86%	$3,121,638	$21,857	0.70%
Money market	3,578,707	126,205	3.53%	2,846,101	22,868	0.80%
Savings deposits	422,339	259	0.06%	500,189	268	0.05%
Customer time deposits	1,436,313	45,251	3.15%	1,167,947	11,555	0.99%
Brokered and internet time deposits	101,423	5,343	5.27%	6,935	94	1.36%
Time deposits	1,537,736	50,594	3.29%	1,174,882	11,649	0.99%
Total interest-bearing deposits	8,401,835	258,819	3.08%	7,642,810	56,642	0.74%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	29,860	669	2.24%	28,497	66	0.23%
Federal Home Loan Bank advances	28,973	1,487	5.13%	171,142	5,583	3.26%
Subordinated debt	127,386	10,102	7.93%	127,799	6,868	5.37%
Other borrowings	3,225	116	3.60%	1,468	28	1.91%
Total other interest-bearing liabilities	189,444	12,374	6.53%	328,906	12,545	3.81%
Total interest-bearing liabilities	8,591,279	271,193	3.16%	7,971,716	69,187	0.87%
Noninterest-bearing liabilities:
Demand deposits	2,442,019			2,877,266
Other liabilities(d)	260,612			179,192
Total noninterest-bearing liabilities	2,702,631			3,056,458
Total liabilities	11,293,910			11,028,174
Total common shareholders' equity	1,374,831			1,349,583
Noncontrolling interest	93			93
Total equity	1,374,924			1,349,676
Total liabilities and shareholders' equity	$12,668,834			$12,377,850
Net interest income(b)		$410,562			$415,282
Interest rate spread(b)			2.56%			3.29%
Net interest margin(b)(e)			3.44%			3.57%
Cost of total deposits			2.39%			0.54%
Average interest-earning assets to average interest-bearing liabilities			138.7%			146.0%
Tax equivalent adjustment		$3,345			$3,047
Loans HFI yield components:
Contractual interest rate(b)		$579,193	6.20%		$400,154	4.69%
Origination and other loan fee income		14,675	0.15%		22,818	0.27%
Accretion (amortization) on purchased loans		694	0.01%		(1,020)	(0.01)%
Nonaccrual interest		1,439	0.02%		2,712	0.03%
Syndication fee income		—	—%		1,150	0.01%
Total loans HFI yield		$596,001	6.38%		$425,814	4.99%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $231,534 and $144,326 for the years ended December 31, 2023 and 2022, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $21,688 and $13,149 for the      years ended December 31, 2023 and 2022, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Dec 2023		Sep 2023		Jun 2023		Mar 2023		Dec 2022
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$203,956	14%	$105,801	8%	$40,529	3%	$40,928	3%	$40,062	3%
Mortgage-backed securities - residential	896,971	62%	871,074	65%	979,400	69%	1,025,388	71%	1,034,193	71%
Mortgage-backed securities - commercial	16,961	1%	16,677	1%	17,254	1%	17,723	1%	17,644	1%
Municipal securities	242,263	16%	244,611	18%	267,097	19%	270,994	18%	264,420	18%
Treasury securities	108,496	7%	106,798	8%	108,221	8%	108,823	7%	107,680	7%
Corporate securities	3,326	—%	3,258	—%	6,859	—%	7,149	—%	7,187	—%
Total available-for-sale debt securities	1,471,973	100%	1,348,219	100%	1,419,360	100%	1,471,005	100%	1,471,186	100%
Equity securities, at fair value	—	—%	2,934	—%	3,031	—%	3,059	—%	2,990	—%
Total investment securities, at fair value	$1,471,973	100%	$1,351,153	100%	$1,422,391	100%	$1,474,064	100%	$1,474,176	100%
Investment securities to total assets	11.7%		10.8%		11.0%		11.3%		11.5%
Unrealized loss on available-for-sale debt securities	$(186,806)		$(265,048)		$(226,013)		$(207,265)		$(234,388)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$810,932	60%	$848,318	63%	$1,160,354	80%	$1,319,951	82%	$1,027,052	78%
Unpledged available-for-sale debt securities	542,427	40%	494,582	37%	281,098	20%	286,169	18%	280,165	21%
Equity securities, at fair value	—	—%	2,934	—%	3,031	—%	3,059	—%	2,990	1%
Total on-balance sheet liquidity	$1,353,359	100%	$1,345,834	100%	$1,444,483	100%	$1,609,179	100%	$1,310,207	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,350,026	48%	$3,371,911	50%	$3,332,710	52%	$3,755,059	55%	$3,595,812	52%
FHLB remaining borrowing capacity	1,297,702	18%	1,005,295	15%	548,052	9%	473,160	7%	829,959	12%
Federal Reserve discount window	2,431,084	34%	2,398,285	35%	2,476,347	39%	2,548,886	38%	2,470,000	36%
Total available sources of liquidity	$7,078,812	100%	$6,775,491	100%	$6,357,109	100%	$6,777,105	100%	$6,895,771	100%

On-balance sheet liquidity as a percentage of total assets	10.7%		10.8%		11.2%		12.3%		10.2%
On-balance sheet liquidity as a percentage of total tangible assets*	11.0%		11.0%		11.4%		12.5%		10.4%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	269.0%		264.7%		258.9%		257.5%		230.0%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	11

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Dec 2023	% of Total	Sep 2023	% of Total	Jun 2023	% of Total	Mar 2023	% of Total	Dec 2022	% of Total
Loan portfolio
Commercial and industrial	$1,720,733	18%	$1,667,857	18%	$1,693,572	18%	$1,671,398	18%	$1,645,783	18%
Construction	1,397,313	15%	1,532,306	16%	1,636,970	18%	1,697,513	18%	1,657,488	18%
Residential real estate:
1-to-4 family mortgage	1,568,552	17%	1,553,096	17%	1,548,614	17%	1,562,503	17%	1,573,121	17%
Residential line of credit	530,912	6%	517,082	6%	507,652	5%	497,391	5%	496,660	5%
Multi-family mortgage	603,804	6%	501,323	5%	518,025	6%	489,379	5%	479,572	5%
Commercial real estate:
Owner-occupied	1,232,071	13%	1,206,351	13%	1,158,782	12%	1,136,978	12%	1,114,580	12%
Non-owner occupied	1,943,525	21%	1,911,913	21%	1,881,978	20%	1,939,517	21%	1,964,010	21%
Consumer and other	411,873	4%	397,297	4%	380,431	4%	371,317	4%	366,998	4%
Total loans HFI	$9,408,783	100%	$9,287,225	100%	$9,326,024	100%	$9,365,996	100%	$9,298,212	100%
Percentage of loans HFI portfolio with variable interest rates		48.5%		47.6%		47.0%		46.5%		46.7%
Percentage of loans HFI portfolio with variable interest rates that mature after one year		41.3%		40.6%		40.6%		40.1%		40.5%

Loans by market
Metropolitan	$7,830,739	83%	$7,691,944	83%	$7,718,424	83%	$7,777,346	83%	$7,710,999	83%
Community	629,152	7%	649,269	7%	653,335	7%	668,192	7%	670,043	7%
Specialty lending and other	948,892	10%	946,012	10%	954,265	10%	920,458	10%	917,170	10%
Total	$9,408,783	100%	$9,287,225	100%	$9,326,024	100%	$9,365,996	100%	$9,298,212	100%

Unfunded loan commitments
Commercial and industrial	$1,262,234	44%	$1,309,390	41%	$1,168,506	37%	$1,125,810	34%	$1,026,078	29%
Construction	725,864	25%	922,219	30%	1,142,982	36%	1,340,193	40%	1,639,015	46%
Residential real estate:
1-to-4 family mortgage	973	—%	946	—%	794	—%	670	—%	829	—%
Residential line of credit	700,126	24%	685,597	22%	675,647	21%	663,291	20%	655,090	18%
Multi-family mortgage	23,583	1%	21,951	1%	4,972	—%	6,310	—%	17,092	1%
Commercial real estate:
Owner-occupied	73,432	2%	52,975	2%	50,927	2%	48,063	1%	41,954	1%
Non-owner occupied	82,966	3%	93,910	3%	104,201	3%	119,239	4%	145,208	4%
Consumer and other	25,509	1%	24,886	1%	23,306	1%	25,787	1%	26,634	1%
Total unfunded loans HFI	$2,894,687	100%	$3,111,874	100%	$3,171,335	100%	$3,329,363	100%	$3,551,900	100%

FB Financial Corporation	12

Asset Quality
(Unaudited)
(Dollars in Thousands)
	As of or for the Three Months Ended
	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$146,134	$140,664	$138,809	$134,192	$134,476
Charge-offs	(1,048)	(796)	(892)	(767)	(1,273)
Recoveries	2,105	235	172	387	837
Provision for credit losses on loans HFI	3,135	6,031	2,575	4,997	152
Allowance for credit losses on loans HFI at the end of the period	$150,326	$146,134	$140,664	$138,809	$134,192
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.60%	1.57%	1.51%	1.48%	1.44%
Allowance for credit losses on unfunded commitments	$8,770	$11,600	$14,810	$18,463	$22,969
Charge-offs
Commercial and industrial	$(251)	$(154)	$(11)	$(46)	$(332)
Residential real estate:
1-to-4 family mortgage	(10)	(4)	(16)	(16)	(34)
Commercial real estate:
Owner occupied	—	—	(144)	—	(15)
Non-owner occupied	—	—	—	—	(268)
Consumer and other	(787)	(638)	(721)	(705)	(624)
Total charge-offs	(1,048)	(796)	(892)	(767)	(1,273)
Recoveries
Commercial and industrial	81	112	13	67	679
Construction	—	—	10	—	—
Residential real estate:
1-to-4 family mortgage	44	16	25	15	15
Residential line of credit	—	1	—	—	—
Commercial real estate:
Owner occupied	14	13	16	66	12
Non-owner occupied	1,833	—	—	—	—
Consumer and other	133	93	108	239	131
Total recoveries	2,105	235	172	387	837
Net recoveries (charge-offs)	$1,057	$(561)	$(720)	$(380)	$(436)
Net (recoveries) charge-offs as a percentage of average loans HFI	(0.04)%	0.02%	0.03%	0.02%	0.02%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$12,693	$11,649	$12,247	$12,580	$18,415
Nonaccrual loans	48,230	42,878	31,885	32,900	27,431
Total nonperforming loans HFI	60,923	54,527	44,132	45,480	45,846
Commercial loans held for sale	—	9,260	9,267	9,278	9,289
Mortgage loans held for sale(a)	21,229	22,074	20,225	20,528	26,211
Other real estate owned	3,192	1,504	1,974	4,085	5,794
Other repossessed assets	1,139	1,300	883	498	351
Total nonperforming assets	$86,483	$88,665	$76,481	$79,869	$87,491
Total nonperforming loans HFI as a percentage of loans HFI	0.65%	0.59%	0.47%	0.49%	0.49%
Total nonperforming assets as a percentage of total assets	0.69%	0.71%	0.59%	0.61%	0.68%
Total nonaccrual loans as a percentage of loans HFI	0.51%	0.46%	0.34%	0.35%	0.30%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	13

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Dec 2023		Sep 2023		Jun 2023		Mar 2023		Dec 2022
Deposits by market
Metropolitan	$7,536,301	72%	$7,481,006	70%	$7,753,724	71%	$8,075,721	72%	$7,813,089	72%
Community	2,522,536	24%	2,571,667	24%	2,499,013	23%	2,756,700	25%	2,671,326	25%
Brokered/wholesale	150,475	1%	174,920	2%	238,885	2%	251	—%	750	—%
Escrow and other(a)	338,975	3%	411,475	4%	380,633	4%	350,243	3%	370,669	3%
Total	$10,548,287	100%	$10,639,068	100%	$10,872,255	100%	$11,182,915	100%	$10,855,834	100%

Deposits by customer segment
Consumer	$4,880,890	46%	$4,893,792	46%	$4,918,641	45%	$5,028,364	45%	$4,985,544	46%
Commercial	4,069,724	39%	4,126,424	39%	4,029,376	37%	3,767,743	34%	3,796,698	35%
Public	1,597,673	15%	1,618,852	15%	1,924,238	18%	2,386,808	21%	2,073,592	19%
Total	$10,548,287	100%	$10,639,068	100%	$10,872,255	100%	$11,182,915	100%	$10,855,834	100%

Estimated insured or collateralized deposits	$7,414,224		$7,570,639		$7,858,761		$7,926,537		$7,288,641

Estimated uninsured and uncollateralized deposits(b)	$3,134,063		$3,068,429		$3,013,494		$3,256,378		$3,567,193

Estimated uninsured and uncollateralized deposits as a % of total deposits(b)	29.7%		28.8%		27.7%		29.1%		32.9%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2023	December 31, 2022

Total Common Shareholders' Equity	$1,454,794	$1,325,425
Less:
Goodwill	242,561	242,561
Other intangibles	8,709	12,368
Tangible Common Equity	$1,203,524	$1,070,496

Total Assets	$12,604,403	$12,847,756
Less:
Goodwill	242,561	242,561
Other intangibles	8,709	12,368
Tangible Assets	$12,353,133	$12,592,827

Preliminary Total Risk-Weighted Assets	$11,257,346	$11,668,205

Total Common Equity to Total Assets	11.5%	10.3%
Tangible Common Equity to Tangible Assets*	9.74%	8.50%

	December 31, 2023	December 31, 2022
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,375,890	$1,285,386
Tier 1 Capital	1,405,890	1,315,386
Total Capital	1,635,848	1,528,344

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.2%	11.0%
Tier 1 Risk-Based	12.5%	11.3%
Total Risk-Based	14.5%	13.1%
Tier 1 Leverage	11.3%	10.5%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

FB Financial Corporation	15

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022
Banking segment
Net interest income	$101,088	$100,926	$101,543	$103,660	$110,498
Provisions for credit losses	305	2,821	(1,078)	491	(456)
Noninterest income (loss)	6,889	(4,031)	11,480	11,493	8,345
Other noninterest expense	69,559	70,974	67,653	68,350	66,926
Pre-tax net contribution after allocations	$38,113	$23,100	$46,448	$46,312	$52,373
Total assets	$12,046,190	$11,900,598	$12,302,812	$12,530,039	$12,228,451
Intracompany funding income included in net interest income	3,887	4,033	4,319	3,931	4,247
Core efficiency ratio*	56.8%	59.2%	58.8%	59.6%	54.7%
Mortgage segment
Net interest income	$—	$—	$—	$—	$—
Mortgage banking income	8,376	11,998	12,232	12,086	9,106
Other noninterest income	74	75	101	(230)	18
Other noninterest expense	10,641	12,023	13,639	12,090	13,304
Pre-tax net contribution (loss) after allocations	$(2,191)	$50	$(1,306)	$(234)	$(4,180)
Total assets	$558,213	$589,033	$584,583	$571,108	$619,305
Intracompany funding expense included in net interest income	3,887	4,033	4,319	3,931	4,247
Core efficiency ratio*	125.5%	99.6%	106.9%	98.4%	145.4%
Interest rate lock commitments volume	$245,776	$373,068	$402,951	$375,042	$281,650
Interest rate lock commitments pipeline (period end)	$69,217	$112,810	$135,374	$157,213	$118,313
Mortgage loan sales	$257,170	$325,322	$330,326	$332,307	$266,834
Gains and fees from origination and sale of mortgage loans held for sale	$7,389	$8,941	$7,994	$8,146	$8,967
Net change in fair value of loans held for sale, derivatives, and other	(1,686)	(582)	874	(421)	(2,270)
Mortgage servicing income	7,546	7,363	7,586	7,768	7,264
Change in fair value of mortgage servicing rights, net of hedging	(4,873)	(3,724)	(4,222)	(3,407)	(4,855)
Total mortgage banking income	$8,376	$11,998	$12,232	$12,086	$9,106
Mortgage sale margin(a)	2.87%	2.75%	2.42%	2.45%	3.36%
*Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	16

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Year Ended
Adjusted net income	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Dec 2023	Dec 2022
Income before income taxes	$35,922	$23,150	$45,142	$46,078	$48,193	$150,292	$159,574
Less gain (loss) from securities, net	183	(14,197)	(28)	69	25	(13,973)	(376)
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(492)	115	533	(183)	(252)	(27)	(265)
Less (loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(3,009)	(7)	(8)	910	(2,562)	(2,114)	(5,133)
Plus early retirement, severance and other costs	2,214	4,809	1,426	—	—	8,449	—
Plus loss (gain) on lease terminations	1,843	—	(1)	(72)	—	1,770	18
Plus FDIC special assessment	1,788	—	—	—	—	1,788	—
Plus mortgage restructuring expense	—	—	—	—	—	—	12,458
Adjusted pre-tax net income	45,085	42,048	46,070	45,210	50,982	178,413	177,824
Income tax expense, adjusted for items above	8,933	8,900	10,077	9,471	10,769	37,380	39,759
Adjusted net income	$36,152	$33,148	$35,993	$35,739	$40,213	$141,033	$138,065
Weighted average common shares outstanding - fully diluted	46,916,939	46,856,422	46,814,854	46,765,154	47,036,742	46,822,792	47,239,791
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.63	$0.41	$0.75	$0.78	$0.81	$2.57	$2.64
Adjusted diluted earnings per common share	$0.77	$0.71	$0.77	$0.76	$0.85	$3.01	$2.92

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Year Ended
Adjusted pre-tax pre-provision earnings	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Dec 2023	Dec 2022
Income before income taxes	$35,922	$23,150	$45,142	$46,078	$48,193	$150,292	$159,574
Plus provisions for credit losses	305	2,821	(1,078)	491	(456)	2,539	18,982
Pre-tax pre-provision earnings	36,227	25,971	44,064	46,569	47,737	152,831	178,556
Less gain (loss) from securities, net	183	(14,197)	(28)	69	25	(13,973)	(376)
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(492)	115	533	(183)	(252)	(27)	(265)
Less (loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(3,009)	(7)	(8)	910	(2,562)	(2,114)	(5,133)
Plus early retirement, severance and other costs	2,214	4,809	1,426	—	—	8,449	—
Plus loss (gain) on lease terminations	1,843	—	(1)	(72)	—	1,770	18
Plus FDIC special assessment	1,788	—	—	—	—	1,788	—
Plus mortgage restructuring expense	—	—	—	—	—	—	12,458
Adjusted pre-tax pre-provision earnings	$45,390	$44,869	$44,992	$45,701	$50,526	$180,952	$196,806

	Three Months Ended					Year Ended
Adjusted tangible net income	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Dec 2023	Dec 2022
Income before income taxes	$35,922	$23,150	$45,142	$46,078	$48,193	$150,292	$159,574
Plus amortization of core deposit and other intangibles	840	889	940	990	1,039	3,659	4,585
Less gain (loss) from securities, net	183	(14,197)	(28)	69	25	(13,973)	(376)
Less (loss) gain on sales or write- downs of other real estate owned and other assets	(492)	115	533	(183)	(252)	(27)	(265)
Less (loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(3,009)	(7)	(8)	910	(2,562)	(2,114)	(5,133)
Plus early retirement, severance and other costs	2,214	4,809	1,426	—	—	8,449	—
Plus loss (gain) on lease terminations	1,843	—	(1)	(72)	—	1,770	18
Plus FDIC special assessment	1,788	—	—	—	—	1,788	—
Plus mortgage restructuring expense	—	—	—	—	—	—	12,458
Less income tax expense, adjusted for items above	9,152	9,131	10,322	9,729	11,040	38,334	40,954
Adjusted tangible net income	$36,773	$33,806	$36,688	$36,471	$40,981	$143,738	$141,455

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Year Ended
Core efficiency ratio (tax-equivalent basis)	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Dec 2023	Dec 2022
Total noninterest expense	$80,200	$82,997	$81,292	$80,440	$80,230	$324,929	$348,346
Less early retirement, severance and other costs	2,214	4,809	1,426	—	—	8,449	—
Less loss (gain) on lease terminations	1,843	—	(1)	(72)	—	1,770	18
Less FDIC special assessment	1,788	—	—	—	—	1,788	—
Less mortgage restructuring expense	—	—	—	—	—	—	12,458
Core noninterest expense	$74,355	$78,188	$79,867	$80,512	$80,230	$312,922	$335,870
Net interest income	$101,088	$100,926	$101,543	$103,660	$110,498	$407,217	$412,235
Net interest income (tax-equivalent basis)	$101,924	$101,762	$102,383	$104,493	$111,279	$410,562	$415,282
Total noninterest income	15,339	8,042	23,813	23,349	17,469	70,543	114,667
Less gain (loss) from securities, net	183	(14,197)	(28)	69	25	(13,973)	(376)
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(492)	115	533	(183)	(252)	(27)	(265)
Less (loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(3,009)	(7)	(8)	910	(2,562)	(2,114)	(5,133)
Core noninterest income	18,657	22,131	23,316	22,553	20,258	86,657	120,441
Total revenue	$116,427	$108,968	$125,356	$127,009	$127,967	$477,760	$526,902
Core revenue (tax-equivalent basis)	$120,581	$123,893	$125,699	$127,046	$131,537	$497,219	$535,723
Efficiency ratio	68.9%	76.2%	64.8%	63.3%	62.7%	68.0%	66.1%
Core efficiency ratio (tax-equivalent basis)	61.7%	63.1%	63.5%	63.4%	61.0%	62.9%	62.7%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Year Ended
Banking segment core efficiency ratio (tax equivalent)	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Dec 2023	Dec 2022
Banking segment noninterest expense	$69,559	$70,974	$67,653	$68,350	$66,926	$276,536	$251,716
Less early retirement, severance and other costs	2,214	4,809	1,001	—	—	8,024	—
Less loss (gain) on lease terminations	1,843	—	—	—	—	1,843	—
Less FDIC special assessment	$1,788	$—	$—	$—	$—	$1,788	$—
Banking segment core noninterest expense	$63,714	$66,165	$66,652	$68,350	$66,926	$264,881	$251,716
Banking segment net interest income	101,088	100,926	101,543	103,660	110,498	407,217	412,237
Banking segment net interest income (tax-equivalent basis)	101,924	101,762	102,383	104,493	111,279	410,562	415,284
Banking segment noninterest income (loss)	6,889	(4,031)	11,480	11,493	8,345	25,831	41,320
Less (loss) gain from changes in fair value of commercial loans held for sale acquired in previous business combination	(3,009)	(7)	(8)	910	(2,562)	(2,114)	(5,133)
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(460)	119	558	249	(228)	466	10
Less gain (loss) from securities, net	183	(14,197)	(28)	69	25	(13,973)	(376)
Banking segment core noninterest income	10,175	10,054	10,958	10,265	11,110	41,452	46,819
Banking segment total revenue	$107,977	$96,895	$113,023	$115,153	$118,843	$433,048	$453,557
Banking segment total core revenue (tax-equivalent basis)	$112,099	$111,816	$113,341	$114,758	$122,389	$452,014	$462,103
Banking segment efficiency ratio	64.4%	73.2%	59.9%	59.4%	56.3%	63.9%	55.5%
Banking segment core efficiency ratio (tax-equivalent basis)	56.8%	59.2%	58.8%	59.6%	54.7%	58.6%	54.5%

	Three Months Ended					Year Ended
Mortgage segment core efficiency ratio (tax-equivalent)	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Dec 2023	Dec 2022
Mortgage segment noninterest expense	$10,641	$12,023	$13,639	$12,090	$13,304	$48,393	$96,630
Less severance costs	—	—	425	—	—	425	—
Less loss (gain) on lease terminations	—	—	(1)	(72)	—	(73)	18
Less mortgage restructuring expense	—	—	—	—	—	—	12,458
Mortgage segment core noninterest expense	$10,641	$12,023	$13,215	$12,162	$13,304	$48,041	$84,154
Mortgage segment net interest income	—	—	—	—	—	—	(2)
Mortgage segment noninterest income	8,450	12,073	12,333	11,856	9,124	44,712	73,347
Less loss on sales or write- downs of other real estate owned	(32)	(4)	(25)	(432)	(24)	(493)	(275)
Mortgage segment core noninterest income	8,482	12,077	12,358	12,288	9,148	45,205	73,622
Mortgage segment total revenue	$8,450	$12,073	$12,333	$11,856	$9,124	$44,712	$73,345
Mortgage segment core total revenue	$8,482	$12,077	$12,358	$12,288	$9,148	$45,205	$73,620
Mortgage segment efficiency ratio	125.9%	99.6%	110.6%	102.0%	145.8%	108.2%	131.7%
Mortgage segment core efficiency ratio (tax-equivalent basis)	125.5%	99.6%	106.9%	98.4%	145.4%	106.3%	114.3%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022
Tangible assets
Total assets	$12,604,403	$12,489,631	$12,887,395	$13,101,147	$12,847,756
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	8,709	9,549	10,438	11,378	12,368
Tangible assets	$12,353,133	$12,237,521	$12,634,396	$12,847,208	$12,592,827
Tangible common equity
Total common shareholders' equity	$1,454,794	$1,372,901	$1,386,951	$1,369,696	$1,325,425
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	8,709	9,549	10,438	11,378	12,368
Tangible common equity	$1,203,524	$1,120,791	$1,133,952	$1,115,757	$1,070,496
Common shares outstanding	46,848,934	46,839,159	46,798,751	46,762,626	46,737,912
Book value per common share	$31.05	$29.31	$29.64	$29.29	$28.36
Tangible book value per common share	$25.69	$23.93	$24.23	$23.86	$22.90
Total common shareholders' equity to total assets	11.5%	11.0%	10.8%	10.5%	10.3%
Tangible common equity to tangible assets	9.74%	9.16%	8.98%	8.68%	8.50%
On-balance sheet liquidity:
Cash and cash equivalents	$810,932	$848,318	$1,160,354	$1,319,951	$1,027,052
Unpledged securities	542,427	494,582	281,098	286,169	280,165
Equity securities, at fair value	—	2,934	3,031	3,059	2,990
Total on-balance sheet liquidity	$1,353,359	$1,345,834	$1,444,483	$1,609,179	$1,310,207
On-balance sheet liquidity as a percentage of total assets	10.7%	10.8%	11.2%	12.3%	10.2%
On-balance sheet liquidity as a percentage of total tangible assets	11.0%	11.0%	11.4%	12.5%	10.4%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Year Ended
Adjusted return on average tangible common equity and related measures	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Dec 2023	Dec 2022
Average common shareholders' equity	$1,385,373	$1,393,253	$1,376,818	$1,343,227	$1,294,758	$1,374,831	$1,349,583
Less average goodwill	242,561	242,561	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	9,138	10,011	10,913	11,862	12,865	10,472	14,573
Average tangible common equity	$1,133,674	$1,140,681	$1,123,344	$1,088,804	$1,039,332	$1,121,798	$1,092,449
Net income	$29,369	$19,175	$35,299	$36,381	$38,143	$120,224	$124,555
Return on average common equity	8.41%	5.46%	10.3%	11.0%	11.7%	8.74%	9.23%
Return on average tangible common equity	10.3%	6.67%	12.6%	13.6%	14.6%	10.7%	11.4%
Adjusted tangible net income	$36,773	$33,806	$36,688	$36,471	$40,981	$143,738	$141,455
Adjusted return on average tangible common equity	12.9%	11.8%	13.1%	13.6%	15.6%	12.8%	12.9%

	Three Months Ended					Year Ended
Adjusted return on average assets, common equity and related measures	Dec 2023	Sep 2023	Jun 2023	Mar 2023	Dec 2022	Dec 2023	Dec 2022
Net income	$29,369	$19,175	$35,299	$36,381	$38,143	$120,224	$124,555
Average assets	12,434,575	12,557,158	12,826,449	12,861,614	12,446,027	12,668,834	12,377,850
Average common equity	1,385,373	1,393,253	1,376,818	1,343,227	1,294,758	1,374,831	1,349,583
Return on average assets	0.94%	0.61%	1.10%	1.15%	1.22%	0.95%	1.01%
Return on average common equity	8.41%	5.46%	10.3%	11.0%	11.7%	8.74%	9.23%
Adjusted net income	$36,152	$33,148	$35,993	$35,739	$40,213	$141,033	$138,065
Adjusted return on average assets	1.15%	1.05%	1.13%	1.13%	1.28%	1.11%	1.12%
Adjusted return on average common equity	10.4%	9.44%	10.5%	10.8%	12.3%	10.3%	10.2%
Adjusted pre-tax pre-provision earnings	$45,390	$44,869	$44,992	$45,701	$50,526	$180,952	$196,806
Adjusted pre-tax pre-provision return on average assets	1.45%	1.42%	1.41%	1.44%	1.61%	1.43%	1.59%

FB Financial Corporation	22